UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2022
Concert Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36310	20-4839882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue, Suite 3000N Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 860-0045
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CNCE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders of Concert Pharmaceuticals, Inc. (the “Company”) held on June 9, 2022, the Company’s stockholders voted as follows:
1. The stockholders elected the nominee listed below as a Class II Director to the Company’s Board of Directors, to serve until the Company’s 2025 Annual Meeting of Stockholders.

Nominee:	For:	Withheld:	Broker Non-Votes:
Jesper Høiland	11,887,841	2,891,610	14,611,503
2. The stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation.

For:	13,702,960
Against:	1,019,183
Abstain:	57,308
Broker Non-Votes:	14,611,503
3. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For:	29,261,169
Against:	9,490
Abstain:	120,295
4. The stockholders approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

For:	28,389,527
Against:	359,227
Abstain:	642,200

Item 8.01. Other Events.
On June 8, 2022, the underwriters of the Company’s previously announced public offering of common stock exercised in full their option to purchase an additional 1,500,000 shares from the Company at a public offering price of $4.75 per share, resulting in additional gross proceeds to the Company of approximately $7.1 million, before deducting underwriting discounts and commissions and other offering expenses payable by the Company. The exercise of the overallotment option closed on June 10, 2022.
After taking into account the exercise of the overallotment option, the Company raised aggregate gross proceeds of approximately $73.5 million from the public offering and concurrent exercise of warrants to purchase Series X1 Preferred Stock by BVF Partners L.P. and RA Capital Management.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCERT PHARMACEUTICALS, INC.

Date:	June 13, 2022	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
Chief Legal Officer